                                                                   EXHIBIT 10.14

                         CONVERTIBLE PROMISSORY NOTE AND
                           WARRANT PURCHASE AGREEMENT

         THIS CONVERTIBLE PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of September 29, 2000, among Digirad Corporation, a Delaware corporation (the "Company"), and each of the investors listed on EXHIBIT A attached hereto (each individually, an "Investor" and collectively, the "Investors").

                                    RECITALS

         WHEREAS, each Investor desires to purchase from the Company, and the Company desires to issue to each Investor, a Convertible Promissory Note in the form attached hereto as EXHIBIT B (each a "Note," and collectively the "Notes") in the principal amount set forth opposite the Investor's name on EXHIBIT A attached hereto under the heading "Principal Amount of Notes"; and

         WHEREAS, each Investor desires to purchase from the Company, and the Company desires to issue to each Investor, a Warrant in the form attached hereto as EXHIBIT C to purchase a certain number of shares of the Company's Preferred Stock on the terms and conditions set forth in this Agreement and the Warrant (each a "Warrant," and collectively the "Warrants").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1.   PURCHASE AND SALE OF NOTES AND WARRANTS.

                  1.1 PURCHASE AND SALE OF NOTES AND WARRANTS. Subject to the terms and conditions of this Agreement, each Investor agrees to purchase at the Closing and the Company agrees to sell and issue to each Investor at the Closing (a) a Note in the principal amount set forth opposite that Investor's name on EXHIBIT A attached hereto under the heading "Principal Amount of Note" at a price equal to 100% of the principal amount thereof and
(b) a Warrant to purchase that number of shares of the Company's Preferred Stock as set forth in such Warrant.

                  1.2 CLOSING. The purchase and sale of the Notes and Warrants shall take place at the offices of Brobeck, Phleger & Harrison LLP, 12390 El Camino Real, San Diego, California at 10:00 a.m. on September 29, 2000, or at such other time and place as the Company and Investors shall mutually agree in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor participating in the Closing, the Note and Warrant that such Investor is purchasing against payment of the Principal Amount of Note set forth across from such Investor's name on attached EXHIBIT A by check or wire transfer of same day funds.

                  1.3 CONVERSION OF NOTE. Each Note may be converted into shares of the Company's equity securities under the terms and conditions set forth in Section 2 of each Note.

                  1.4 ALLOCATION OF PURCHASE PRICE TO WARRANT. The Company hereby allocates to each Warrant a purchase price of $0.001 for each share of Preferred Stock into which such Warrant is exercisable.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to and for the benefit of each Investor, with knowledge that each Investor is relying thereon in entering into this Agreement and purchasing the Note and Warrant from the Company, that the following are true and correct:

                  2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the operation of its business or properties.

                  2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Notes, the Warrants and the performance of all obligations of the Company thereunder has been taken or will be taken prior to the Closing, and this Agreement, the Notes and the Warrants constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) to the extent the indemnification provisions, if any, contained in any of such documents may be limited by applicable federal or state securities laws.

                  2.3 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing shall be effected by the Company within fifteen (15) days of the sale of the Notes and Warrants pursuant to this Agreement.

         3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby represents and warrants to and for the benefit of the Company, with knowledge that the Company is relying thereon in entering into this Agreement and issuing the Note and Warrant to such Investor, as follows:

                  3.1 PURCHASE ENTIRELY FOR OWN ACCOUNT. By each Investor's execution of this Agreement, such Investor hereby confirms that the Note and Warrant to be received by such Investor and the Preferred Stock issuable upon conversion of the Note and exercise of the Warrant (collectively, the "Securities") shall be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. Each Investor represents that it has full power and authority to enter into this Agreement.

                  3.2 INVESTMENT EXPERIENCE. Each Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

                  3.3 ACCREDITED INVESTOR. Each Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as now in effect.

                  3.4 RESTRICTED SECURITIES. Each Investor understands that the Securities it is and shall be purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, each Investor represents that it is familiar with Rule 144 promulgated under the Act, as now in effect, and understands the resale limitations imposed thereby and by the Act.

                  3.5 LEGENDS. Each Investor understands that the certificates evidencing the Securities may bear one or all of the following legends:

                           (a) "The securities evidenced by this certificate
have not been registered under the Securities Act of 1933, as amended (the "Act") or the securities laws of any state of the United States. The securities evidenced by this certificate may not be offered, sold or transferred for value directly or indirectly, in the absence of such registration under the Act and qualification under applicable state laws, or pursuant to an exemption from registration under the Act and qualification under applicable state laws, the availability of which is to be established to the reasonable satisfaction of the Company."

                           (b) Any legend required by the laws of any state.

         4. RESTRICTIONS ON DISPOSITION. Without in any way limiting the representations set forth in Section 3 above, each Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 4 and such Investor receives the prior written consent of the Company, and in addition thereto, one of the following conditions is satisfied:

                  4.1 SECURITIES REGISTERED. There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement.

                  4.2  REGISTRATION NOT REQUIRED. Such Investor shall have
(i) notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Act. No opinion of counsel will be required for sales made in accordance with Rule 144 under the Act, except in unusual circumstances.

                  4.3 OTHER PERMITTED TRANSFERS. Notwithstanding the provisions of Sections 4.1 and 4.2 above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or to the siblings, lineal descendants including adopted children or ancestors of such partner or his spouse, if, prior to such transfer, the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were the original Investor hereunder, or to an "affiliate" of an Investor as

                  4.4 that term is defined in Rule 405 promulgated by the Securities and Exchange Commission under the Act.

         5.   CALIFORNIA COMMISSIONER OF CORPORATIONS.

                  5.1 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         6.   GENERAL PROVISIONS.

                  6.1 VALID ISSUANCE OF PREFERRED STOCK. The Company hereby covenants that the shares of Preferred Stock of the Company issuable upon the conversion of the Notes or the exercise of the Warrants which may be purchased by the Investors pursuant to this Agreement (i) have been or will be duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Notes and Warrants, and (ii) shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of the Notes and Warrants pursuant to this Agreement.

                  6.2 CONSTRUCTION. This Agreement shall be governed, construed and enforced in accordance with the internal laws of the State of California, without giving effect to its conflicts of laws principles.

                  6.3 ENTIRE AGREEMENT. This Agreement, together with the agreements and documents referred to herein, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous negotiations, agreements and understandings.

                  6.4 NOTICES. All payments, notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given at the earlier of (i) the time of actual delivery or
(ii) on the third business day following the date deposited with the United States Postal Service, postage prepaid, certified with return receipt requested, to the parties at the following addresses or at such other address as shall be given in writing by a party to the other parties:

                           Investors:      At the address set forth below their
                                           names on EXHIBIT A attached hereto.


                           The Company:    Digirad Corporation
                                           9350 Trade Place
                                           San Diego, CA  92126-6334
                                           Attn:  Chief Executive Officer

                  6.5 SUCCESSORS AND ASSIGNS. This Agreement, and the rights and obligations of each of the parties hereunder, may not be assigned by any Investor without the prior written consent of the Company. Subject to the foregoing sentence, this Agreement shall inure to the benefit of, and shall be binding upon, the parties and their successors and assigns.

                  6.6 SEVERABILITY. If any term, covenant or condition of this Agreement is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby and each term, covenant and condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                  6.7 MODIFICATION. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least fifty-one percent (51%) of the aggregate principal amount of the Notes then outstanding. Any amendment or waiver effected in accordance with this
Section 6.7 shall be binding upon all parties to this Agreement, including without limitation, any Investors who may not have executed such amendment or waiver, and each future holder of any equity security in to which the Notes are convertible and/or any Preferred Stock that the holder of any Warrant is entitled to receive upon exercise of such Warrant.

                  6.8 ATTORNEY'S FEES. If any action of law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to an award of its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

                  6.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first written above.

COMPANY:                        DIGIRAD CORPORATION

                                a Delaware corporation

                                By:            /s/ Scott Huennekens
                                    -------------------------------------------
                                    Scott Huennekens,
                                    President

INVESTORS:                      KINGSBURY CAPITAL PARTNERS, L.P. III

                                By: Kingsbury Associates, L.P.
                                    its General Counsel

                                By:            /s/ Timothy J. Wollaeger
                                    -------------------------------------------
                                    Timothy J. Wollaeger
                                    its General Partner


                                OCEAN AVENUE INVESTORS, LLC

                                By:            /s/ illegible
                                    -------------------------------------------
                                Name:          Ocean Avenue Investors, LLC
                                    -------------------------------------------
                                               Anacapa Fund

                                Its:           Manager
                                    -------------------------------------------


               [SIGNATURE PAGE TO THE CONVERTIBLE PROMISSORY NOTE
                         AND WARRANT PURCHASE AGREEMENT]

                                VECTOR LATER-STAGE EQUITY FUND II (QP), LP.

                                By:     Vector Fund Management II, L.L.C.
                                        its General Partner

                                By:            /s/ Douglas Reed
                                   --------------------------------------------
                                Name:          Douglas Reed, M.D.
                                     ------------------------------------------
                                Title:         Managing Director
                                      -----------------------------------------

                                VECTOR LATER-STAGE EQUITY FUND II, LP.

                                By:     Vector Fund Management II, L.L.C.
                                        its General Partner

                                By:            /s/ Douglas Reed
                                   --------------------------------------------
                                Name:          Douglas Reed, M.D.
                                     ------------------------------------------
                                Title:         Managing Director
                                      -----------------------------------------


               [SIGNATURE PAGE TO THE CONVERTIBLE PROMISSORY NOTE
                         AND WARRANT PURCHASE AGREEMENT]

                                KINGSBURY CAPITAL PARTNERS, L.P. IV

                                By:     Kingsbury Associates, L.P.
                                        its General Counsel

                                By:            /s/ Timothy J. Wollaeger
                                   -----------------------------------------
                                        Timothy J. Wollaeger
                                        its General Partner


               [SIGNATURE PAGE TO THE CONVERTIBLE PROMISSORY NOTE
                         AND WARRANT PURCHASE AGREEMENT]

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS


                                                              PRINCIPAL AMOUNT       PURCHASE PRICE ALLOCATED TO
INVESTOR NAME AND ADDRESS                                         OF NOTES                   WARRANTS
--------------------------------------------------------      ----------------       ---------------------------
Kingsbury Capital Partners, L.P. III                               $300,000.00               $300.00
3655 Nobel Drive, Suite 490
San Diego, CA  92122
Attn: Timothy J. Wollaeger

Kingsbury Capital Partners, L.P. IV                                $700,000.00               $700.00
3655 Nobel Drive, Suite 490
San Diego, CA  92122
Attn: Timothy J. Wollaeger

Ocean Avenue Investors, LLC                                        $500,000.00               $500.00
-Anacapa Fund I
100 Wilshire Blvd., Suite 600
Santa Monica, CA  90401
Attn: Robert Raede

Vector Later-Stage Equity Fund II (QP), L.P.                       $375,000.00               $375.00
1751 Lake Cook Road
Deerfield, IL  60015
Attn: Douglas Reed

Vector Later-Stage Equity Fund II, L.P.                            $125,000.00               $125.00
1751 Lake Cook Road
Deerfield, IL  60015
Attn: Douglas Reed

                          TOTAL                                  $2,000,000.00             $2,000.00

                                    EXHIBIT B

                       FORM OF CONVERTIBLE PROMISSORY NOTE

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED BY THE HOLDER HEREOF FOR ITS OWN ACCOUNT FOR INVESTMENT WITH NO INTENTION OF MAKING OR CAUSING TO BE MADE A PUBLIC DISTRIBUTION OF ALL OR ANY PORTION THEREOF. SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

$________                                                          San Diego, CA
                                                              September 29, 2000



                               DIGIRAD CORPORATION

                           CONVERTIBLE PROMISSORY NOTE

         Digirad Corporation, a Delaware corporation (the "Company"), for value received, hereby promises to pay to _____________ ("Holder"), the principal amount of __________ ($_______) (the "Issue Price"), from the date hereof until paid or converted in accordance with the terms hereof.

         1.       CONVERTIBLE PROMISSORY NOTE ("NOTE").

                  1.1 NOTE AND WARRANT PURCHASE AGREEMENT. This Note is one of a series of Convertible Promissory Notes (collectively, the "Notes") issued by the Company in connection with that certain Convertible Promissory Note and Warrant Purchase Agreement dated as of the date hereof (the "Agreement") by and among the Company, Holder and the holders of the other Notes, and is subject to, and Holder and the Company shall be bound by, all the terms, conditions and provisions of the Agreement.

         2.       CONVERSION.

                  2.1 CONVERSION. If the Company completes a subsequent equity financing on or before June 30, 2001 in which the Company receives in cash proceeds from the sale of shares of its capital stock an amount equal to or greater than five million dollars ($5,000,000) (a "Qualified Equity Financing"), the Issue Price of this Note (the "Conversion Amount") shall be converted into that number of fully paid and nonassessable shares of the equity security of the Company sold in the Qualified Equity Financing (the "New Equity Shares") as is equal to the

Conversion Amount divided by the per share purchase price of the New Equity Shares (the "New Equity Per Share Price"), with any fraction of a share to be rounded up to the next whole share of the New Equity Shares. The Holder shall have no right to negotiate any of the terms or conditions upon which the New Equity Shares will be issued, which negotiation shall be conducted solely among the Company and the purchasers of the New Equity Shares. Notwithstanding the foregoing, the following provision shall apply:

                           (a)      If on or before June 30, 2001 (a) the
Company has not yet completed a Qualified Equity Financing, and (b) the Company is acquired, whether by means of a merger, sale of all or substantially all of the assets of the Company, sale of more than fifty percent (50%) of the Company's outstanding securities or otherwise (an "Acquisition"), the Company may elect to convert the Conversion Amount into that number of fully paid and nonassessable shares of the Series E Preferred Stock of the Company as is equal to the Conversion Amount divided by $3.036 per share (the "Acquisition Per Share Price"), with any fraction of a share to be rounded up to the next whole share of Series E Preferred Stock.

                           (b)      If on July 1, 2001 (a) the Company has not
yet completed a Qualified Equity Financing or (b) completed an Acquisition, the Conversion Amount shall be converted into that number of fully paid and nonassessable shares of the Company's Series C Preferred Stock as is equal to the Conversion Amount divided by $1.25 per share, with any fraction of a share to be rounded up to the next whole share of Series C Preferred Stock.

         2.2 CONVERSION PROCEDURE. Written notice of any applicable conversion event heretofore described in Section 2.1 (each, a "Conversion Event") shall be delivered to the Holder of this Note at least ten (10) days in advance of the applicable Conversion Event (the "Conversion Date"), at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice (or, if no such address appears or is given, at the place where the principal executive office or residence of the Holder is located), notifying the Holder of the Conversion Event, including specifying (i) the Conversion Amount (calculated as of the Conversion Date), (ii) the New Equity Per Share Price, if applicable, (iii) a term sheet setting forth the rights, preferences, privileges and terms and conditions of issuance and sale of the New Equity Shares, if applicable, and (iv) the Conversion Date. The Note shall automatically convert upon the Conversion Event without any further action by the Holder hereof.

                  2.3 TERMINATION OF RIGHTS UPON CONVERSION. Conversion shall be deemed effective upon the Conversion Event, and the Holder of this Note shall have no further rights under this Note, whether or not this Note is surrendered.

                  2.4 DELIVERY OF STOCK CERTIFICATES. As promptly as practicable after any Conversion Event, the Company at its expense will issue and deliver to the Holder of this Note a certificate or certificates evidencing the number of full shares of the Company's capital stock issuable to Holder upon any such Conversion Event.

         3.       MISCELLANEOUS.

                  3.1 TRANSFER OF NOTE. This Note shall not be transferable or assignable in any manner by the Holder without the express written consent of the Company, and any such attempted disposition of this Note or any portion hereof shall be of no force or effect unless such disposition is in compliance with the Agreement.

                  3.2 TITLES AND SUBTITLES. The titles and subtitles used in this Note are for convenience only and are not to be considered in construing or interpreting this Note.

                  3.3 NOTICES. Any notice required or permitted under this Note shall be given in writing and in accordance with Section 6.4 of the Agreement (for purposes of which the term "Investor" shall mean the Holder hereunder), except as otherwise expressly provided in this Note.

                  3.4 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

                  3.5 AMENDMENTS AND WAIVERS. Other than the right to the payment of the Issue Price, which may only be amended or waived with the written consent of the Holder, any other term of this Note may be amended and the observance of any other term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least fifty-one percent (51%) of the aggregate principal amount of the Notes then outstanding and in accordance with the Agreement. Any amendment or waiver effected in accordance with this Section 3.5 shall be binding upon the Holder of this Note (and of any securities into which this Note is convertible), each future holder of all such securities and the Company.

                  3.6 SEVERABILITY. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  3.7 GOVERNING LAW. This Note shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

                  3.8 MARKET STAND-OFF AGREEMENT. The Holder and any future transferee acknowledge and agree that, upon the conversion of this Note, Holder or any future transferee shall be bound by the market standoff provision, agreed to between the Company and the investors in the Qualified Equity Financing. In the absence of such a market standoff provision the Holder and any future transferee acknowledge and agree that upon conversion of this Note, the following provisions shall apply to the rights of the Holder and any future transferee as a holder of Common Stock: During the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, the Holder or any future transferee will not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to transferees or donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; PROVIDED, HOWEVER, that such agreement shall not exceed one hundred eighty (180) days.

                           In order to enforce the foregoing covenant, the
Company may impose stop-transfer instructions with respect to the Preferred Stock or Common Stock of the Holder or any future transferee (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  3.9 COUNTERPARTS. This Note may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date:  September 29, 2000                            DIGIRAD CORPORATION,
                                                     a Delaware corporation

                                       By:
                                          -------------------------------------
                                                     Scott Huennekens
                                                     President

ACKNOWLEDGED AND AGREED:







By:
   ------------------------------------
Title:
      ---------------------------------

                                   EXHIBIT C

                   FORM OF WARRANT TO PURCHASE PREFERRED STOCK

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED BY THE HOLDER HEREOF FOR ITS OWN ACCOUNT FOR INVESTMENT WITH NO INTENTION OF MAKING OR CAUSING TO BE MADE A PUBLIC DISTRIBUTION OF ALL OR ANY PORTION THEREOF. SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

PS-_____                                                     Warrant to Purchase
                                                       Shares of Preferred Stock
                                                         (Subject to Adjustment)

                               DIGIRAD CORPORATION
                        PREFERRED STOCK PURCHASE WARRANT

                          VOID AFTER SEPTEMBER 29, 2005

         Digirad Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, ________________________ (including any successors and assigns, "Holder"), is entitled, and subject to the terms set forth below, to purchase from the Company at any time (A) after the earlier to occur of (i) the completion of a Qualified Equity Financing (as defined in the Notes), (ii) ten (10) days prior to the completion of an Acquisition (as defined in the Notes) or (iii) July 1, 2001, and (B) before the earlier to occur of (i) 5:00 PM Pacific time, on September 29, 2005 (the "Expiration Date"), (ii) the initial underwritten public offering of the Company's Common Stock or (iii) the completion of an Acquisition, shares of Preferred Stock of the Company, with the number of shares and the exercise price of the Warrant to be determined as follows:

         (a) If the Company completes a Qualified Equity Financing or Acquisition on or before January 1, 2001, then (i) the exercise price of the Warrant will be the New Equity Per Share Price or Acquisition Per Share Price, as the case may be, and (ii) this Warrant will be exercisable into that aggregate number of New Equity Shares or Acquisition Shares, as the case may be, equal to (A) ten percent (10%) of the Issue Price of the Note issued to the Holder divided by (B) the New Equity Per Share Price or the Acquisition Per Share Price, as the case may be.

         (b) If the Company completes a Qualified Equity Financing or Acquisition between January 2, 2001 and on or before February 1, 2001, then (i) the exercise price of the Warrant will be the New Equity Per Share Price or Acquisition Per Share Price, as the case may be, and (ii) this Warrant will be exercisable into that aggregate number of New Equity Shares or Acquisition Shares, as the case may be, equal to (A) twenty percent (20%) of the Issue Price of the Note issued to the Holder divided by (B) the New Equity Per Share Price or the Acquisition Per Share Price, as the case may be.

         (c) If the Company completes a Qualified Equity Financing or Acquisition between February 2, 2001 and on or before March 1, 2001, then (i) the exercise price of the Warrant will be the New Equity Per Share Price or Acquisition Per Share Price, as the case may be, and (ii) this Warrant will be exercisable into that aggregate number of New Equity Shares or Acquisition Shares, as the case may be, equal to (A) thirty percent (30%) of the Issue Price of the Note issued to the Holder divided by (B) the New Equity Per Share Price or the Acquisition Per Share Price, as the case may be.

         (d) If the Company completes a Qualified Equity Financing or Acquisition between March 2, 2001 and on or before June 30, 2001, then (i) the exercise price of the Warrant will be the New Equity Per Share Price or Acquisition Per Share Price, as the case may be, and (ii) this Warrant will be exercisable into that aggregate number of New Equity Shares or Acquisition Shares, as the case may be, equal to (A) forty percent (40%) of the Issue Price of the Note issued to the Holder divided by (B) the New Equity Per Share Price or the Acquisition Per Share Price, as the case may be.

         (e) In the event the Company has not completed a Qualified Equity Financing or Acquisition as of July 1, 2001, then (i) the exercise price of the Warrant will be $3.036 per share, and (ii) this Warrant will be exercisable into that aggregate number of the Company's Series E Preferred Stock equal to (A) forty percent (40%) of the Issue Price of the Note issued to the Holder divided by (B) $3.036 per share.

         Holder acknowledges that each of the warrant thresholds heretofore described in sections (a) through (e) are not cumulative and that upon each increase in the amount of warrants to be issue to Holder, Holder is receiving the maximum aggregate amount of warrants to which it is entitled. (For example, if the Company completes a Qualified Equity Financing as of February 4, 2001, Holder is entitled to a MAXIMUM aggregate of number of New Equity Shares equal to thirty percent (30%) of the Issue Price of the Note issued to the Holder divided by the Per Share Price.)

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

         (b) The term "Preferred Stock" shall mean the Preferred Stock of the Company, and any other securities or property of the Company or of any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive on the exercise hereof, in lieu of or in addition to Preferred Stock, or which at any time shall be issuable in exchange for or in replacement of Preferred Stock.

         (c) The term "Purchase Agreement" shall mean the Convertible Promissory Note and Warrant Purchase Agreement dated as of the date hereof by and among the Company, the Holder and the purchasers of the other Warrants.

         (d) The term "Warrant" shall mean one of a series of warrants issued pursuant to the Purchase Agreement (which warrants together are designated, the "Warrants").

         1. INITIAL EXERCISE DATE; EXPIRATION. This Warrant may be exercised at any time within the time periods described in the preamble and
Section 5.3 (the "Exercise Period").

         2. EXERCISE OF WARRANT; PARTIAL EXERCISE. This Warrant may be exercised in full by the Holder by surrender of this Warrant, together with the Holder's duly executed form of subscription attached hereto as SCHEDULE
1, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the aggregate exercise price (as determined above) of the shares of Preferred Stock to be purchased hereunder. The exercise of this Warrant pursuant to this Section 2 shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in this Section 2, and at such time the person in whose name any certificate for shares of Preferred Stock shall be issuable upon such exercise shall be deemed to be the record holder of such Preferred Stock for all purposes. As soon as practicable after the exercise of this Warrant, the Company at its expense will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct, a certificate or certificates for the number of fully paid and nonassessable full shares of Preferred Stock to which the Holder shall be entitled on such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the current market value of one full share of Preferred Stock as determined in good faith by the Board of Directors, and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant.

         3.       NET ISSUANCE.

                  3.1 RIGHT TO CONVERT. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant (the "Conversion Right") into shares of Preferred Stock as provided in this Section 3 at any time or from time to time during the Exercise Period. Upon exercise of the Conversion Right with respect to shares subject to the Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Preferred Stock computed using the following formula:

                                    X = Y (A - B)
                                    --------------
                                            A

         Where      X =    the number of shares of Preferred Stock to be
                           delivered to the holder

                    Y =    the number of Converted Warrant Shares

                    A = the fair market value of one share of the Company's Preferred Stock on the Conversion Date (as defined below)

                    B = the per share exercise price of the Warrant (as adjusted to the Conversion Date)

No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as defined below). Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrant.

                  3.2 METHOD OF EXERCISE. The Conversion Right may be exercised by the Holder by the surrender of the Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the total number of shares under the Warrant that the Holder is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right shall be delivered to the Holder promptly following the Conversion Date.

                  3.3 DETERMINATION OF FAIR MARKET VALUE. For purposes of this
Section 3, fair market value of a share of Preferred Stock on the Conversion Date shall mean the fair market value as determined by the Board of Directors of the Company in good faith.

         4. LIMIT ON RIGHTS OF THE HOLDER UPON EXERCISE. The Holder acknowledges and agrees that upon the exercise of this Warrant in full or in part, the following provisions shall apply to the rights of the Holder as a holder of Preferred Stock:

                  4.1 MARKET STAND-OFF AGREEMENT. During the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended (the "Act), the Holder or any future transferee will not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to transferees or donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; PROVIDED, HOWEVER, that such agreement shall not exceed one hundred eighty (180) days.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holder or any future transferee (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         5. ADJUSTMENTS TO CONVERSION PRICE. The number and kind of shares of Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this

Warrant and the exercise price hereunder shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  5.1 DIVIDENDS, DISTRIBUTIONS, STOCK SPLITS OR COMBINATIONS. If the Company shall at any time or from time to time after the date hereof make or issue, or fix a record date for the determination of holders of Preferred Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Preferred Stock (as the case may be), then and in each such event the exercise price hereunder then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the exercise price hereunder then in effect by a fraction: (a) the numerator of which shall be the total number of shares of Common Stock (assuming the conversion of all outstanding securities of the Company that are convertible into Common Stock and the exercise of all options to purchase Common Stock or securities that are convertible into Common Stock) issued and outstanding immediately prior to the time of issuance or the close of business on such record date; and (b) the denominator of which shall be the total number of shares of Common Stock (assuming the conversion of all outstanding securities of the Company that are convertible into Common Stock and the exercise of all options to purchase Common Stock or securities that are convertible into Common Stock) issued and outstanding immediately after the time of issuance or the close of business on such record date. If the Company shall at any time subdivide the outstanding shares of Preferred Stock (or any securities into which such Preferred Stock is convertible), or if the Company shall at any time combine the outstanding shares of Preferred Stock (or any securities into which such Preferred Stock is convertible), then the exercise price hereunder immediately shall be decreased proportionally (in the case of a subdivision) or increased proportionally (in the case of a combination). Any such adjustment shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  5.2 RECLASSIFICATION OR REORGANIZATION. If the Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in Section 5.1 above, or a reorganization, merger, consolidation or sale of assets provided for in
Section 5.3 below), then and in each such event the Holder shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, to which a holder of the number of shares of Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change, all subject to further adjustment as provided herein.

                  5.3 MERGER, CONSOLIDATION OR SALE OF ASSETS. Subject to the preamble, in the event of, at any time prior to the Expiration Date, an initial public offering of securities of the Company registered under the Act, or the consolidation or merger of the Company with or into another corporation (other than a merger solely to effect a reincorporation of the Company into another state), or the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person, the Company shall provide to the Holder ten (10) days advance written notice of such public offering, consolidation, merger or sale or other disposition of the Company's assets, and this Warrant shall terminate unless exercised prior to the date such public offering is declared effective by the Securities and Exchange
Commission or the occurrence of such consolidation, merger or sale or other disposition of the Company's assets. If at any time or from time to time there shall be a capital reorganization of the Preferred Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 5) of the Company, then as a part of such reorganization, provision shall be made so that the Holder shall thereafter be entitled to receive upon the exercise of this Warrant, the number of shares of stock or other securities or property of the Company, resulting from such reorganization, to which a holder of the number of shares of Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization.

                  5.4 NOTICE OF ADJUSTMENTS AND RECORD DATES. The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the exercise price hereunder and the number of shares of Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based.

         6. REPLACEMENT OF WARRANTS. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

         7. NO RIGHTS OR LIABILITY AS A STOCKHOLDER. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase Preferred Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a stockholder of the Company.

         8.       MISCELLANEOUS.

                  8.1 TRANSFER OF WARRANT. This Warrant shall not be transferable or assignable in any manner without the express written consent of the Company, and any such attempted disposition of this Warrant or any portion hereof shall be of no force or effect unless such disposition is in compliance with the Agreement.

                  8.2 TITLES AND SUBTITLES. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

                  8.3 NOTICES. Any notice required or permitted under this Warrant shall be given in writing and in accordance with Section 6.4 of the Purchase Agreement (for purposes of which, the term "Investor" shall mean Holder hereunder), except as otherwise expressly provided in this Warrant.

                  8.4 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

                  8.5 AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of Warrants representing together the right to purchase at least fifty-one percent (51%) of all of the Preferred Stock of the Company subject to purchase pursuant to all of the Warrants and in accordance with the Purchase Agreement. Any amendment or waiver effected in accordance with this Section
8.5 shall be binding upon the Holder of this Warrant (and of any securities into which this Warrant is convertible), each future holder of all such securities, and the Company.

                  8.6 SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  8.7 GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  8.8 COUNTERPARTS. This Warrant may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date:  September 29, 2000                            DIGIRAD CORPORATION,
                                                     a Delaware corporation

                                       By:
                                          -------------------------------------
                                                     Scott Huennekens
                                                     President

ACKNOWLEDGED AND AGREED:





----------------------------------------

By:
   ------------------------------------

Title:
      ---------------------------------


                           [SIGNATURE PAGE TO WARRANT]

                                   SCHEDULE 1

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)



To:      DIGIRAD CORPORATION

         The undersigned, the holder of the Warrant attached hereto, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ___________ shares of Preferred Stock of Digirad Corporation, and herewith makes payment of $______________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ____________________, whose address is ___________________________.


                         ------------------------------------------------------
                         (Signature must conform in all respects to name of the
                                Holder as specified on the face of the Warrant)


                         ------------------------------------------------------
                         (Print Name)

                         ------------------------------------------------------
                         (Address)

Dated:
      ---------------


* Insert here the number of shares as to which the Warrant is being exercised.